GREENSPRING

                                      FUND

                                     (LOGO)



                               FIRST QUARTER REPORT

                                  MARCH 31, 2004

                  This report is authorized for distribution
                   only to shareholders who have received a
                    copy of the official Prospectus of the
                          Greenspring Fund, Incorporated.





                               Greenspring Fund


                                   April 2004



Dear Fellow Shareholders:

     The Greenspring Fund preserved last year's strong gains by edging ahead 1.5% during the first quarter of 2004. The performances of the various stock and bond market indices were mixed, although generally positive. The Dow Jones Industrial Average and the Standard & Poor's 500 Index had small losses for the quarter; however, the NASDAQ Composite Index, the Russell 2000 Index, and most bond indices had positive performances. As measured from the beginning of the quarter to the end, the movement in the markets was rather limited. During that period, however, the financial markets had to absorb quite a bit of market-impacting information, including the unfolding events in the Middle East, unexpected changes in the dynamics of the Presidential race, and signs that the economy is strengthening more rapidly than many forecasters had expected.

     This letter will focus on the economy, concentrating on interest rates and their impact on the financial markets. The financial markets have seen some historically sharp swings during the last six years. During the late 1990s and into early
2000, there was a mania-like attraction to growth-oriented stocks, brought on principally by the revolutionary development of the Internet and the excitement about the impact of its absorption into the economy. Stocks of Internet, technology, and telecommunication companies soared to unsustainably high valuations in this "New World." Then, the "balloon was pricked" and these grossly overvalued stocks deflated to realistic levels in a gut-wrenching, severe correction. Investors painfully learned many lessons during these sharp swings. While these extreme market movements were not historically unprecedented, they have been very infrequent occurrences - about once in a generation (hopefully).

     Since the bursting of the growth stock bubble, another extreme development in the financial markets has occurred, but without quite as much fanfare - a sharp reduction in interest rates. Short-term interest rates have dropped to 45-year lows, in large part due to the Federal Reserve's determination to stave off a deflationary environment such as those experienced by Japan (in the last decade) and the United States (in the 1930s) in the aftermath of real estate and stock market bubbles bursting. In an effort to stimulate the economy, the Federal Reserve has lowered the Federal Funds rate
(the interest rate banks charge when they lend money to other banks on an overnight basis) thirteen times since January 2001, reducing it to 1%, down from 6.5% at the end of 2000. Similarly, longer-term interest rates, which are more influenced by the inflation expectations of borrowers and lenders and less subject to control by the Federal Reserve, have declined sharply.

                                    1

     The dramatic decline in interest rates during the last several years has greatly affected investors, corporations, and consumers. Borrowers of money benefited significantly as the cost to borrow sharply declined. This is clearly seen in the refinancing boom that has allowed consumers and corporations to refinance their mortgages and other debt at very attractive rates. However, those who loan money and depend upon the stream of interest payments have suffered, as their investments matured or were redeemed early and had to be reinvested at lower rates. Retirees who depend upon the income from CD's, money market funds, short-term bonds, and savings accounts suffered as interest payments shrunk when their investments matured and were rolled over at lower rates, and interest rates paid on bank accounts continued to plummet. Endowment funds and charitable foundations languished if their investment portfolios were heavily invested in short-term bonds. Insurance companies that frequently have to pay out claims, and therefore keep most of their investable assets in short-term bonds, also struggled to maintain their desired level of current income in this low interest rate environment.

     In this declining interest rate environment, many investors, corporations, and consumers adjusted their decisions to lessen the blow, or hopefully even benefit from this changed environment. Instead of purchasing short-term fixed income investments, they chose longer-term securities, both bonds and equities, so that they could lock in a given stream of interest income for a longer period, and not have to worry about rolling over a maturing investment at a lower rate.
Investments in which investors were able to lock in a steady stream of income (whether interest or dividend income) became popular. As a result, income-producing investments such as real estate investment trusts ("REITs"), preferred stocks, and long-term bonds of any type rose in value, as investors were eager to lock in the long-term payments they provided.
Through March 31, 2004, the Dow Jones Composite REIT Index had risen 49% since December 31, 2000.

     With most fixed income investments, the expected return can be mathematically determined at the time of purchase given only a few variables. If the size and frequency of interest payments, the date of maturity, and the desired rate of return are known, then the price of a bond can be calculated. As the desired rate of return decreases, then the price of the bond will increase. This scenario is what occurred during the last several years. Investors were searching for yield, and were willing to pay higher and higher prices for bonds in an effort to lock in yields before they went lower. It is simpler and easier to understand this concept when looking at only "current yield" and ignoring the effect of any difference between the purchase price and the selling price (or maturity value). For example, if a preferred stock pays a dividend of $1.00 per year, and that preferred stock sells at a current yield of 8% as it might have in early 2001, then it would have been selling at a market price of $12.50 per share ($12.50 times 8% equals $1.00). If prevailing interest rates decline and that $1.00 per year dividend becomes more highly sought after by investors, then that same preferred stock may sell for a market price of $16.67 per share, which will now produce a yield of only 6%. The holder of the

                                    2

preferred stock also realizes the capital gain (from $12.50 per share to $16.67 per share). The total return for this investor would be composed of the $1.00 per year dividend in addition to the $4.17 per share capital gain. Many investors in fixed income securities enjoyed gains such as this during the last four years.

     Recently, more and more economists are predicting that the declining interest rate environment of the last several years may be ending. One economic report after another paints a picture of an economy that is broadly strengthening. The Federal Reserve no longer seems to be as concerned about fighting deflationary forces in the economy, and may soon have to start focusing again on its historical nemesis of inflation. At the Federal Reserve Open Market Committee meetings, an official economic assessment of the economy is issued. Beginning in December of 2003, the Federal Reserve changed its assessment to "balanced" from the prior "balanced with risk of deflation" official assessment. Should the economy begin to strengthen even more, and the Federal Reserve begins to worry more about inflation rearing its ugly head, then they may begin to boost the Federal Funds rate for the first time since May of 2000 (when they increased it from 6% to 6.5%, as compared with the current 1% level).

     In a rising interest rate environment, the investment math can yield some not-so-attractive returns. If the $1.00 dividend preferred stock in our earlier example moves back to an 8% current yield from 6%, the investor who purchased shares at $16.67 still receives his dividend, but suffers a 25% decline in the value of his investment as the market value of the preferred stock will drop from $16.67 per share back to $12.50. The more distant the ultimate maturity of the security, the larger the impact of a change in interest rates. For example, if a two-year bond instantaneously went from a 2% yield-to-maturity (approximately the current level) to a 4% yield-to-maturity, the price would drop by less than 4% in market value. However, if the yield on a twenty-year bond instantaneously rose by the same two percentage points, perhaps from the current 5% to 7%, the price of the bond would drop by more than 22%. Clearly, there is a lot of risk in certain fixed income investments if interest rates rise significantly. Unfortunately, this is not a risk that many investors have focused on, as the hefty gains of recent years and the desire for high current income have made many fixed income investors complacent about the risks inherent to fixed income investors if interest rates head higher.

     As our shareholders know, a large portion of the Greenspring Fund has been, and still is, invested in a special type of fixed income investment - the "busted convert." We have written extensively in past quarterly letters about various attributes of busted converts. They have been important contributors to our very good absolute and relative performance during the last several years. A logical question to pose is whether our busted convert investments expose the Greenspring Fund to much risk in a rising interest rate environment. We are clearly aware of the risks of investing in fixed income investments in such an environment. There are several reasons why we continue to regard busted

                                    3

converts positively and continue to perceive them as an important element of the Greenspring Fund's current investment strategy.

     The primary reason we believe that the Fund's busted convert investments pose very little risk (derived from rising interest rates) is that, on average, our bonds have either very near-term maturities, or near-term "put" dates - dates on which the holder of the bond can sell the bond back to the issuing company at a specified price. On average, the expected maturity of our bond investments is a little more than two years away. As demonstrated in the earlier example, even if interest rates were to increase by two percentage points instantaneously, the immediate, but temporary, decline in the current market value of a two-year bond would be only 4%. As the interest payments were received, however, and the bond matured, a positive return would, of course, still be achieved. The proceeds could then be reinvested in bond investments at the higher prevailing interest rates. Our busted convert portfolio was not structured to particularly benefit from declining interest rates
(if we had, we would have purchased bonds with significantly longer maturities). Consequently, the Fund's bond portfolio is not particularly subject to the risks of rising rates either.

     Additionally, unlike a non-convertible bond investment, busted converts provide other opportunities to make money, which also help to mitigate the risks of rising interest rates. For example, if the economy continues to strengthen and business fundamentals improve, the common stocks underlying our busted converts may appreciate in value. Were this to occur, as it already has in a few instances in the portfolio, then such a bond would hold its value far better than a straight, non-convertible bond with a similar maturity issued by the same company. Furthermore, again unlike non-convertible bonds, most convertible bonds are issued with a feature called a "change-in-control" put. This feature allows the holder of the bond to sell the bond, usually at a price of par, or a small premium to par, to the acquiring company should the issuing company be taken over. This will also help to insulate convertible bonds from the risks of rising interest rates. Lastly, should the economy continue to strengthen, many companies will find themselves in an improving financial position, allowing them to reduce their outstanding debt. Depending upon the coupon rate and maturity of the convertible bond when compared to other bonds of the issuing company, the convertible bonds may be "called" early for redemption by the company - typically at par or a small premium to par - or repurchased by the companies in the open market.

     Greenspring Fund's portfolio has been structured conservatively during the past several months, with respect to both our equity investments, as well as our fixed income holdings. We believe that many equity valuations have already discounted quite a bit of the unfolding economic upturn. Additionally, we are far better prepared than many investors for an increase in interest rates because of the short expected maturities of our fixed income investments. Should rates continue to move up (ten-year Treasury rates have already increased

                                    4

from a recent low of 3.7% to 4.4% as this letter is being written, sending the price lower by almost 6%), then the broad equity and bond markets could suffer some turmoil. Already, many interest rate-sensitive sectors of the stock market have fallen sharply. In fact, the Dow Jones REIT Index has dropped almost 15% since its peak on April 1, 2004. Although our outright cash levels are rather low currently, our busted converts can be easily sold to raise money in order to purchase investments that we determine to be more promising - whether they be equities or fixed income securities.

     In what promises to be an eventful year, both politically in the U.S. and geopolitically with developments in the Middle East, we believe that the financial markets will experience sharper turns and volatility than those experienced last year and thus far during 2004. We will remain vigilant for opportunities where the stocks of solid, well-managed companies become available at attractive prices. In the bond portion of the Greenspring Fund, we anticipate that we will redeploy some of our investments in higher-yielding securities as the year progresses. In any event, it should be an interesting year in many respects, with the financial markets providing their share of excitement.

	                              Respectfully,

                                    /S/Charles vK. Carlson

	                              Charles vK. Carlson
	                              President






                                      5

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

COMMON STOCKS (32.8%)

    Shares                                                       Value
    ------                                                       -----

               Banks - Regional (2.6%)

     6,100     Columbia Bancorp                               $   187,880
    10,000     Provident Bankshares Corporation                   313,800
    14,888     Southern Financial Bancorp, Inc.                   664,005
    14,476     SunTrust Banks, Inc.                             1,009,122
    33,900     Yardville National Bancorp                         837,330
                                                              -----------
                                                                3,012,137
                                                              -----------

               Business and Professional Services (2.4%)

   165,450    *FTI Consulting, Inc.                             2,756,397
                                                              -----------
                                                                2,756,397
                                                              -----------

               Computer Storage Devices (1.8%)

    55,000     Imation Corporation                              2,069,100
                                                              -----------
                                                                2,069,100
                                                              -----------

               Construction Services (2.3%)

    44,700    *Emcor Group, Inc.                                1,640,490
    62,800    *Insituform Technologies                            981,564
                                                              -----------
                                                                2,622,054
                                                              -----------

               Diversifed Natural Gas (0.8%)

    42,000     NiSource, Inc.                                     892,500
                                                              -----------
                                                                  892,500
                                                              -----------

               Electric Power Generation (0.1%)

    20,000    *Calpine Corporation                                 93,400
                                                             ------------
                                                                   93,400
                                                             ------------


                                      6

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

               Electrical Equipment (0.4%)

     8,700     Emerson Electric Co.                               521,304
                                                              -----------
                                                                  521,304
                                                              -----------


               Engineering Services (1.7%)

   155,525    *Michael Baker Corporation                        1,970,502
                                                              -----------
                                                                1,970,502
                                                              -----------

               Financial Services (0.8%)

    23,000     CIT Group, Inc.                                    875,150
                                                              -----------
                                                                  875,150
                                                              -----------

               Healthcare (2.2%)

   165,600    *Nabi Biopharmaceuticals                          2,575,080
                                                              -----------
                                                                2,575,080
                                                              -----------

               Insurance (4.5%)

    17,500     ALFA Corp.                                         238,175
    34,450     PartnerRe, Ltd.                                  1,944,703
   120,000    *United National Group Ltd.                       2,035,200
    24,700     W.R. Berkley Corporation                           985,036
                                                              -----------
                                                                5,203,114
                                                              -----------

               Insurance - Brokerage (2.1%)

    12,000     Hilb Rogal and Hobbs Co.                           457,200
   128,800    *USI Holdings Corp.                               1,904,952
                                                              -----------
                                                                2,362,152
                                                              -----------


                                     7

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2004

COMMON STOCKS (CON'T)

     Shares                                                      Value
     ------                                                      -----

               Manufacturing (0.2%)

    13,600     Tredegar Corporation                           $   198,968
                                                              -----------
                                                                  198,968
                                                              -----------

               Multi-Industry (1.2%)

    38,400    *Griffon Corporation                                829,440
    10,000     Pentair, Inc.                                      590,000
                                                              -----------
                                                                1,419,440
                                                              -----------

               Oil and Gas Exploration/Production (0.7%)

      3,900    Burlington Resources, Inc.                         248,157
     11,140    EOG Resources, Inc.                                511,215
                                                              -----------
                                                                  759,372
                                                              -----------

               Real Estate (1.0%)

     28,600    Gladstone Commercial Corporation                   489,060
      9,300    First Potomac Realty Trust                         194,370
      6,353  *!Nomas Corp.                                            635
     27,500    Urstadt Biddle Properties, Inc. Class A            453,750
                                                              -----------
                                                                1,137,815
                                                              -----------

               Savings Institutions (1.1%)

     30,000    Washington Mutual, Inc.                          1,281,300
                                                              -----------
                                                                1,281,300
                                                              -----------

               Solid Waste Services (1.0%)

    108,500    Waste Industries USA                             1,132,740
                                                              -----------
                                                                1,132,740
                                                              -----------

                                      8

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

COMMON STOCKS (CON'T)

    Shares                                                       Value
    ------                                                       -----

               Transportation (3.9%)

     28,200   *SCS Transportation, Inc.                       $   614,760
    163,500   *Wabash National Corp.                            3,858,600
                                                              -----------
                                                                4,473,360
                                                              -----------

               Utilities - Electric (2.0%)

     49,500    PPL Corporation                                  2,257,200
                                                              -----------
                                                                2,257,200
                                                              -----------

               Total Common Stocks (Cost $27,597,791)          37,613,085
                                                              ===========


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.5%)

    57,400     John Hancock Bank & Thrift Opportunity Fund        580,314
                                                              -----------

               Total Investment in Registered Investment
                Company (Cost $412,008)                           580,314
                                                              ===========


PREFERRED STOCKS (2.7%)

               Convertible Preferred Stock (1.5%)

     37,600    Calpine Capital Trust III 5.00%                  1,706,100
                                                              -----------
                                                                1,706,100
                                                              -----------

               Preferred Stock (1.2%)

      3,400    Corporate Office Properties Trust 10.25%            95,064
     50,040    Realty Income Corporation 9.375%                 1,266,012
                                                              -----------
                                                                1,361,076
                                                              -----------

               Total Preferred Stocks  (Cost $2,533,473)        3,067,176
                                                              ===========

                                      9

                         GREENSPRING FUND, INCORPORATED
                            PORTFOLIO OF INVESTMENTS
                                MARCH 31, 2004

CONVERTIBLE BONDS (61.7%)

   Shares/
  Principal
   Amount                                                        Value
   ------                                                        -----

$ 5,485,000    Akamai Technologies, Inc., 5.5%, 7/1/07         $ 5,567,275
  2,350,000    Amkor Technology, 5.75%, 6/1/06                  2,358,813
  1,850,000    Anadigics, Inc., 5%, 11/15/06                    1,822,250
 11,568,000    Anixter International, Inc., 0%, 6/28/20         3,990,960
  5,300,000    Atmel Corp., 0%, 5/23/21                         2,315,438
  5,899,000    BISYS Group, Inc., 4%, 3/15/06                   5,917,434
    300,000    Brocade Communications, 2%, 1/1/07                 279,094
  3,500,000    Brooks Automation, 4.75%, 6/1/08                 3,539,375
  2,753,000    Ciena Corporation, 3.75%, 2/1/08                 3,476,216
  3,362,000    CuraGen Corporation, 6%, 2/2/07                  3,350,445
  5,618,000    E*Trade Financial Corp., 6%, 2/1/07              5,747,916
  1,850,000    Human Genome Sciences, 5%, 2/1/07                1,834,969
  3,739,000    Mercury Interactive Corp., 4.75%, 7/1/07         3,790,411
  1,419,000    Photronics, Inc., 4.75%, 12/15/06                1,419,887
  2,000,000    PMC-Sierra, Inc., 3.75%, 8/15/06                 2,001,876
  3,945,000    Quanta Services, 4%, 7/1/07                      3,747,750
  6,486,000    RF Micro Devices, 3.75%, 8/15/05                 6,500,191
  1,978,000    Safeguard Scientific, 5%, 6/15/06                1,990,982
 11,000,000    Sanmina Corporation, 0%, 9/12/20                 5,757,818
  2,408,000    Sepracor, Inc., 5%, 2/15/07                      2,465,190
  2,827,000    Wind River Systems, Inc., 3.75%, 12/15/06        2,788,129
                                                              -----------

               Total Convertible Bonds (Cost $68,696,565)      70,662,419
                                                              ===========


SHORT-TERM INVESTMENTS (1.7%)

  1,903,144    Temporary Investment Fund, Inc.                  1,903,144
                                                              -----------

               Total Short-Term Investments
                (Cost $1,903,144)                               1,903,144
                                                              ===========


                                       10

                          GREENSPRING FUND, INCORPORATED
                             PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004


               Total Investments (99.4%) (Cost $101,142,981) $113,826,138

               Other Assets less Liabilities (0.6%)               704,461
                                                             ------------

               Total Net Assets (100%)                       $114,530,599
                                                             ============

* Non-income producing securities
! Illiquid, valued by the Board of Directors






















                                        11

                            GREENSPRING FUND, INCORPORATED
                             PERFORMANCE SINCE INCEPTION

                                        (CHART)

                                 7/1/83        $10,000
                               12/31/83         11,223
                               12/31/84         12,692
                               12/31/85         15,238
                               12/31/86         17,668
                               12/31/87         19,304
                               12/31/88         22,389
                               12/31/89         24,762
                               12/31/90         23,149
                               12/31/91         27,626
                               12/31/92         32,190
                               12/31/93         36,906
                               12/31/94         37,952
                               12/31/95         45,082
                               12/31/96         55,291
                               12/31/97         68,532
                               12/31/98         57,585
                               12/31/99         59,108
                               12/31/00         68,354
                               12/31/01         75,345
                               12/31/02         70,835
                               12/31/03         93,036
                               03/31/04         94,388

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended March 31, 2004 were 30.26%, 8.95%, 11.69% and 9.61%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.



                                         12




                             Greenspring Fund, Incorporated
                             2330 West Joppa Road, Suite 110
                                  Lutherville, MD 21093
                                      (410) 823-5353
                                      (800) 366-3863
                                 www.greenspringfund.com

                 Shareholders can obtain information on the Fund's proxy
                               voting procedures by contacting the
                                    Fund at (800) 366-3863.


                                        DIRECTORS
                             Charles vK. Carlson, Chairman
                                   William E. Carlson
                                       David T. Fu
                                     Sean T. Furlong
                                   Michael J. Fusting
                                   Michael T. Godack
                                   Richard Hynson, Jr.
                                   Michael P. O'Boyle

                                        OFFICERS
                                   Charles vK. Carlson
                         President and Chief Executive Officer

                                    Michael T. Godack
                                    Sr. Vice President

                                    Michael J. Fusting
                                  Sr. Vice President and
                                 Chief Financial Officer

                                  Elizabeth Agresta Swam
                                  Secretary and Treasurer

                                    INVESTMENT ADVISER
                             Corbyn Investment Management, Inc.
                              2330 West Joppa Road, Suite 108
                                Lutherville, MD 21093-7207

                                      TRANSFER AGENT
                                         PFPC Inc.
                                       760 Moore Rd.
                                 King of Prussia, PA 19406
                                      (800) 576-7498

                                       ADMINISTRATOR
                             Corbyn Investment Management, Inc.
                              2330 West Joppa Road, Suite 108
                                Lutherville, MD 21093-7207

                                         CUSTODIAN
                                     PFPC Trust Company
                                     8800 Tinicum Blvd.
                                    Third Floor, Suite 200
                                    Philadelphia, PA 19153

                                     INDEPENDENT AUDITORS
                                  PricewaterhouseCoopers LLP
                                      250 W. Pratt Street
                                   Baltimore, MD 21201-2304

                                        LEGAL COUNSEL
                                 Kirkpatrick & Lockhart LLP
                               1800 Massachusetts Avenue, N.W.
                                  Washington, DC 20036-1800